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                                                                    EXHIBIT 24.1



                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN, DAVID M. HIGBEE and SHAWNA L. BARNARD their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Common Stock of Williams issuable to participants in the the Williams International Stock Plan and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

     THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, DAVID M. HIGBEE and SHAWNA L. BARNARD its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or any such substitute pursuant hereto.

     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 21st day of May, 1998.


   /s/  KEITH E. BAILEY                            /s/ JACK D. MCCARTHY
------------------------------                 --------------------------------
        Keith E. Bailey                                Jack D. McCarthy
     Chairman of the Board                           Senior Vice President
        President and                            (Principal Financial Officer)
   Chief Executive Officer
(Principal Executive Officer)

                               /s/ GARY R. BELITZ
                         -----------------------------
                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)
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     /s/ Glenn A. Cox
----------------------------         ----------------------------
       Glenn A. Cox                      Thomas H. Cruikshank
         Director                              Director

   /s/ William E. Green                /s/ Patricia L. Higgins
----------------------------         ----------------------------
     William E. Green                     Patricia L. Higgins
         Director                              Director

      /s/ W.R. Howell                  /s/ Robert J. LaFortune
----------------------------         ----------------------------
       W.R. Howell                        Robert J. LaFortune
         Director                              Director

    /s/ James C. Lewis                 /s/ Jack A. MacAllister
----------------------------         ----------------------------
      James C. Lewis                      Jack A. MacAllister
         Director                              Director

   /s/ Frank T. MacInnis                 /s/ Peter C. Meinig
----------------------------         ----------------------------
     Frank T. MacInnis                      Peter C. Meinig
         Director                              Director

      /s/ Kay A. Orr                     /s/ Gordon R. Parker
----------------------------         ----------------------------
        Kay A. Orr                         Gordon R. Parker
         Director                              Director

                     /s/ Joseph H. Williams
                  ----------------------------
                         Joseph H. Williams
                              Director



                                   THE WILLIAMS COMPANIES, INC.


                                   By /s/ William G. von Glahn
                                     ----------------------------
                                          William G. von Glahn
                                          Senior Vice President



ATTEST:

/s/ David M. Higbee
----------------------------
    David M. Higbee
       Secretary